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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 13, 2004
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                  ------------


           MINNESOTA                                     41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
         incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On September 13, 2004, the Board of Directors of ATS Medical, Inc. (the "Company") elected a new director, John D. Buck. There are no arrangements or understandings between Mr. Buck and any other persons pursuant to which Mr. Buck was selected as a director. Mr. Buck will serve on the audit and compensation committees of the Company's Board of Directors. Mr. Buck does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $60,000, nor has Mr. Buck had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year. A press release, dated September 13, 2004, announcing Mr. Buck's election to the Company's Board of Directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is being filed with this report:

     99.1 Press Release, dated September 13, 2004, of ATS Medical, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ATS MEDICAL, INC.




                                                By: /s/ John R. Judd
                                                    ----------------------------
                                                    John R. Judd
                                                    Chief Financial Officer



Date:  September 13, 2004



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                                  EXHIBIT INDEX


99.1     Press Release, dated September 13, 2004, of ATS Medical, Inc.